UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                    ChoiceOne Financial Services, Inc. (the "Company") held its annual meeting of shareholders on Wednesday, April 25, 2012. At the meeting, the shareholders approved the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012 (the "Incentive Plan"). The Board of Directors of the Company had previously adopted and approved the Incentive Plan on February 22, 2012, subject to shareholder approval. The Incentive Plan allows the Company to grant equity-based incentives to eligible participants. These forms of long-term incentive compensation include stock options, stock appreciation rights, restricted stock units, restricted stock, stock awards and other awards based on or related to shares of the Company's common stock.

                    A summary of the material terms of the Incentive Plan is set forth in the Company's Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 30, 2012, and is incorporated herein by reference. That summary and the foregoing description of the Incentive Plan are qualified in their entirety by reference to the text of the Incentive Plan, which is attached as Appendix A to the Company's Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 30, 2012, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

                    At the Company's annual meeting of shareholders, the shareholders voted on three matters: (1) the election of five directors; (2) approval of the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012; and (3) ratification of the selection of Plante & Moran PLLC as independent registered public accounting firm for the year ending December 31, 2012.

                    All of the nominees for director were elected by the following votes:

Election of Directors	Votes Cast
			Broker
All nominees for director were elected:	For	Withheld	Non-Votes
James A. Bosserd	1,902,435	31,120	604,933
William F. Cutler, Jr.	1,901,465	32,090	604,933
Lewis G. Emmons	1,897,689	35,866	604,933
Paul L. Johnson	1,898,710	34,845	604,933
Roxanne M. Page	1,901,465	32,090	604,933

                    The shareholders approved the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012 by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
1,651,341	261,683	20,531	604,933

                    The shareholders ratified the appointment of Plante & Moran PLLC as independent registered public accounting firm for the year ending December 31, 2012 by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
2,393,216	19,653	46	125,573

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 27, 2012	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer